Exhibit 10.2

EAGLE PHARMACEUTICALS, INC.

2007 INCENTIVE COMPENSATION PLAN

EAGLE PHARMACEUTICALS, INC.

2007 INCENTIVE COMPENSATION PLAN

1.	Purpose	1

2.	Definitions	1

3.	Administration	6

4.	Shares Subject to Plan	7

5.	Eligibility; Per-Person Award Limitations	8

6.	Specific Terms of Awards	8

7.	Certain Provisions Applicable to Awards	13

8.	Change in Control	15

9.	General Provisions	17

EAGLE PHARMACEUTICALS, INC.

2007 INCENTIVE COMPENSATION PLAN

1.                                      Purpose.  The purpose of this 2007 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Eagle Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2.                                      Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)                                 “Affiliate” means any entity that controls, is controlled by, or is under common control with, the Company.

(a)                                 “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b)                                 “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)                                  “Beneficiary” and “Beneficial Ownership” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof.  If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)                                 “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)                                  “Board” means the Company’s Board of Directors.

(f)                                   “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related

Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity.

(g)                                  “Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

(h)                                 “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)                                     “Committee” means the Compensation Committee of the Board.

(j)                                    “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k)                                 “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l)                                     “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m)                             “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n)                                 “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o)                                 “Director” means a member of the Board or the board of directors of any Related Entity.

(p)                                 “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q)                                 “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r)                                    “Effective Date” means the effective date of the Plan, which shall be March 8, 2007.

(s)                                   “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity.  The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options.  An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t)                                    “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v)                                 “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee.  Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date after which the Company is a Publicly Held Corporation shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(w)                               “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of thirty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.  For purposes of this Plan, Good Reason shall not be deemed to exist unless the Participant’s termination of employment for Good Reason occurs within 2 years following the initial existence of one of the conditions specified in clauses (i) through (iii) above, Participant provides the Company with written notice of the existence of such condition within 90 days after the initial existence of the condition, and the Company fails to remedy the condition within 30 days after its receipt of such notice.

(x)                                 “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y)                                 “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(z)                                  “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) of the Plan.

(aa)                          “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb)                          “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc)                            “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(dd)                          “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee)                            “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(ff)                              “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg)                            “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh)                          “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii)                                  “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(jj)                                “Publicly Held Corporation” shall mean a publicly held corporation as that term is used under Section 162(m)(2) of the Code.

(kk)                          “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ll)                                  “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(mm)                  “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn)                          “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo)                          “Shares” means the shares of common stock of the Company, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(pp)                          “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(qq)                          “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(rr)                                “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.                                      Administration.

(a)                                 Authority of the Committee.  The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan, the Board may exercise any power or authority granted to the Committee under this Plan and in that case, references herein shall be deemed to include references to the Board.  The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b)                                 Manner of Exercise of Committee Authority.  In the event that the Company becomes a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act.  Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and shareholders.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify.  The Committee may appoint agents to assist it in administering the Plan.

(c)                                  Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.                                      Shares Subject to Plan.

(a)                                 Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery with respect to Awards to all Eligible Persons under the Plan shall be 8,800,000 Shares.  Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)                                 Application of Limitation to Grants of Award..  No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)                                  Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)                                     If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.

(ii)                                  In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)                               Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period.  Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv)                              Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v)                                 Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of Incentive Stock Options shall be 4,301,445 Shares.

5.                                      Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons.

6.                                      Specific Terms of Awards.

(a)                                 General.  Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.  Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)                                 Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)                                     Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option.  If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.  Other than pursuant to Section 9(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s shareholders.

(ii)                                  Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)                               Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification.  Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)                               the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c)                                  Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)                                     Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.  The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.  Other than pursuant to Section 9(c), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval.

(ii)                                  Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)                               Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option.  Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option.  In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)                                 Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)                                     Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”).  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).  During the Restriction Period, subject to Section 9(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)                                  Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii)                               Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)                              Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan.  Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)                                  Deferred Stock Award.  The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i)                                     Award and Restrictions.  Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant).  In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.  A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.  Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii)                                  Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii)                               Dividend Equivalents.  Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f)                                   Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act.  Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)                                  Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)                                 Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award.  Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose.  The amount of the Award to be distributed shall be conclusively determined by the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i)                                     Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan.  Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan.  The Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.                                      Certain Provisions Applicable to Awards.

(a)                                 Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity.  Such additional, tandem, and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b)                                 Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)                                  Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis.  Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on a national securities exchange, then the rules of the Nasdaq Stock Market.  Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control).  Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee.  The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)                                 Exemptions from Section 16(b) Liability.  If the Company becomes a Publicly Held Corporation, it is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)                                  Code Section 409A.

(i)                                     If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)                               Payments under the Section 409A Plan may not be made earlier than (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) “a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation”, or (z) the occurrence of an “unforeseeble emergency”;

(B)                               The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)                               Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)                               In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the words and phrases in quotations in this Section 7(e), all shall be defined in the same manner as those words and phrases are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(ii)                                  The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and notwithstanding any other provision of this Plan or any Award Agreement, without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

8.                                      Change in Control.

(a)                                 Effect of “Change in Control.” Subject to Section 8(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i)                                     Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii)                                  Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii)                               With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv)                              Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each such outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii).  For the purposes of this Section 8(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive (subject to vesting, and other terms and conditions which the Committee in its reasonable discretion determines in the aggregate to be, no less favorable to the recipient than those of the original award), for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares).

(b)                                 Definition of “Change in Control”.  Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)                                     The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of the then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control:  (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)                                  During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)                               Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the value of the Outstanding Company Stock and the voting power of the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)                              Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

9.                                      General Provisions.

(a)                                 Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)                                 Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)                                  Adjustments.

(i)                                     Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)                                  Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 8(b)(iv) hereof, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction).  The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction).  A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)                               Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d)                                 Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)                                  Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(f)                                   Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award.  None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award.  Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g)                                  Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.  The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h)                                 Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i)                                     Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)                                    Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k)                                 Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l)                                     Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan.  Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained.  The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date.  Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

[EMPLOYEES]

EAGLE PHARMACEUTICALS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR

Agreement

1.                                      Grant of Option. The Committee hereby grants, as of                                (“Date of Grant”), to                                   (the “Optionee”) an option (the “Option”) to purchase up to                   shares of the Company’s common stock, $.001 par value per share of Eagle Pharmaceuticals, Inc. (the “Company”) (the “Shares”), at an exercise price per share equal to   (the “Exercise Price”). The Option shall be subject to the terms, provisions and restrictions set forth in this agreement (the “Agreement”) and the Company’s 2007 Incentive Compensation Plan (the “Plan”), which is incorporated herein for all purposes. The Option is a Non-Qualified Stock Option, and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations. Upon execution of this Agreement, the Optionee also shall execute the counterpart signature page to the Preferred Stock Agreements, a copy of which is attached hereto as Exhibit A, so that the Optionee shall thereby be bound by, and subject to, all of the terms and provisions of the Preferred Stock Agreements applicable to Common Holders, as defined in the Preferred Stock Agreements, for so long as the Preferred Stock Agreements remain in effect.

2.                                      Definitions.  Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

3.                                      Exercise Schedule.  The Option shall be fully and immediately exercisable, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein.

4.                                      Method of Exercise.  The Option shall be exercisable in whole or in part by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the Exercise Price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares shall be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

5.                                      Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) with Shares that the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense.

6.                                      Termination of Option.

(a)                                 General.  Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i)                                     unless the Committee otherwise determines in writing in its sole discretion, three months after the date on which the Optionee’s Continuous Service is terminated other than by reason of (A) by the Company or a Related Entity for Cause, (B) a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) the death of the Optionee;

(ii)                                  immediately upon the termination of the Optionee’s Continuous Service by the Company or a Related Entity for Cause;

(iii)                               twelve months after the date on which the Optionee’s Continuous Service is terminated by reason of a Disability as determined by a medical doctor satisfactory to the Committee;

(iv)                              (A) twelve months after the date of termination of the Optionee’s Continuous Service by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Section 6(a)(iii) hereof;

(v)                                 the tenth anniversary of the date as of which the Option is granted; or

(vi)                              immediately in the event that the Optionee shall breach any of the Restrictive Covenants as defined in Section 10 hereof.

(b)                                 Cancellation.  To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (A) the liquidation or dissolution of the Company, or (B) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the Shares are exchanged for or converted into securities issued by another entity, or an affiliate of such successor or acquiring entity, unless the successor or acquiring entity, or an affiliate thereof, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any transaction that constitutes a Change in Control, the Option (or portion thereof) that remains unexercised on such date. The Committee shall give written notice of any proposed transaction referred to in this Section 6(b) at least 15 days, or as soon as administratively practicable thereafter, prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

7.                                      Non-Vested Shares Repurchase Right in General.

(a)                                 In the event of the termination of the Optionee’s Continuous Service with the Company for any reason, the Company shall have an irrevocable and exclusive right to repurchase (the “Non-Vested Shares Repurchase Right”) all or any portion of any Shares acquired pursuant to the exercise of this Option (the “Exercise Shares”) that have not previously and then are not required to be released from this Non-Vested Shares Repurchase Right pursuant to Section 8 hereof (the “Unreleased Shares”) at a price equal to the Exercise Price per share (as described in Section 1 hereof) paid to acquire the Exercise Shares (the “Repurchase Price”). The Company may exercise its Non-Vested Shares Repurchase Right prior to the expiration of ninety (90) days from the date on which the Optionee’s Continuous Service terminates by written notice to the Optionee (with a copy to the Escrow Holder) and by delivery to the Optionee of a check in the amount of the Non-Vested Shares Repurchase Price for the Unreleased Shares being repurchased. Upon delivery of such notice and the payment of the Non-Vested Shares Repurchase Price, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company. If the Company does not elect to exercise its Non-Vested Shares Repurchase Right within the time period set forth in this Section 7(a), the Non-Vested Shares Repurchase Right shall lapse and terminate in full.

(b)                                 Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers or stockholders of the Company or other persons or organizations to exercise all or a part of the Company’s Non-Vested Shares Repurchase Right under this Agreement and purchase all or a part of such Shares.

8.                                      Release of Shares From Non-Vested Shares Repurchase Right. Any Exercise Shares shall vest and be released from the Company’s Non-Vested Shares Repurchase Right in accordance with the following provisions:

(a)                                 25% of the Exercise Shares shall vest and be released from the Company’s Non-Vested Shares Repurchase Right on the first anniversary of the Date of Grant, and an additional one-thirty-sixth of the remaining Exercise Shares shall vest and be so released on each of the thirty-six immediately succeeding monthly anniversaries of the Date of Grant (each a “Vesting Date”) if the Optionee’s Continuous Service has not terminated prior to the applicable Vesting Date.

(b)                                 The Unreleased Shares shall become fully and immediately vested and released from the Company’s Non-Vested Shares Repurchase Right in the event of termination of the Optionee’s Continuous Service by reason of the Optionee’s death or Disability.

(c)                                  Except as otherwise provided in this Section 8(c), in the event that a Change in Control of the Company occurs during the Optionee’s Continuous Service, the Unreleased Shares subject to this Agreement shall become fully and immediately vested and released from the Company’s Non-Vested Shares Repurchase Right as of the date of the Change in Control. Notwithstanding the foregoing, if the company that retains or succeeds to the business of the Company in connection with the Change in Control, or any parent or subsidiary of such company, assumes or substitutes another award for the Unreleased Shares (or if the Option has not yet been exercised, assumes the Option), then the vesting of 50% of the Unreleased Shares at the time of the Change in Control shall not be accelerated as described in this paragraph (c). For purposes of this paragraph, the Unreleased Shares (or if the Option has not been exercised, the Option) shall be considered assumed or substituted for if following the Change in Control the award confers the right to receive (subject to vesting, and other terms and conditions that the Committee in its reasonable discretion determines in the aggregate are, no less favorable to the Optionee than those provided under this Agreement), for each Unreleased Share, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Unreleased Share held on the effective date of such transaction (or for each Unreleased Share that would be acquired upon exercise of the Option if it has not yet been exercised) (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). Notwithstanding the preceding sentence, in the event of a termination of the Optionee’s employment with such successor company and its affiliates (other than by the successor company or its affiliates for Cause or by the Optionee without Good Reason) within 24 months following such Change in Control, the Unreleased Shares at the time of the Change in Control that did not vest by reason of the first sentence of this Section 8(c) and that did not subsequently become vested (and if the Option has not been exercised, any Unreleased Shares that may be acquired upon exercise of the Option) shall become immediately vested and released from the Non-Vested Shares Repurchase Right as of the date of such termination.

(d)                                 Notwithstanding anything to the contrary herein, the Company shall be authorized in its sole discretion, based upon its review and evaluation of the performance of the Optionee and the Company, to accelerate the vesting of any Unreleased Shares under this Agreement, at such times and upon such terms and conditions as the Company shall deem advisable.

9.                                      Escrow of Shares; Dividends.

(a)                                 The Unreleased Shares issued under this Agreement shall be held by the Secretary of the Company or his or her designated person or entity (the “Escrow Holder”), along with a stock assignment executed by the Optionee in blank, until the expiration of the Company’s Non-Vested Shares Repurchase Right with respect to such Unreleased Shares as set forth above.

(b)                                 The Escrow Holder is hereby directed to permit transfer of the Unreleased Shares only in accordance with either this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, he or she shall be entitled to rely upon directions executed by a majority of the authorized number of the Company’s Committee. The Escrow Holder shall have no liability for any act or omission hereunder so long as he or she acts in good faith.

(c)                                  If the Company or any assignee exercises its Non-Vested Shares Repurchase Right hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

(d)                                 When the Non-Vested Shares Repurchase Right has been exercised or expires unexercised or a portion of the Exercise Shares has been released from such Non-Vested Shares Repurchase Right, upon the Optionee’s request the Escrow Holder shall promptly cause a new certificate to be issued for such released shares and shall deliver such certificates to the Optionee at the end of the calendar year in which the Escrow Holder receives the Optionee’s request, or as soon as administratively practicable thereafter.

(e)                                  Subject to the terms hereof, the Optionee shall have all of the rights of a stockholder with respect to the Unreleased Shares while they are held in escrow, including without limitation, the right to vote the Unreleased Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company’s Non-Vested Shares Repurchase Right, there is (i) any stock dividend, stock split, or other change in the Unreleased Shares, or (ii) any merger or other acquisition of the Company, any and all new, substituted of additional securities to which the Optionee is entitled by reason of his or her ownership of the Unreleased Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Unreleased Shares” for purposes of this Agreement and the Company’s Non-Vested Shares Repurchase Right.

(f)                                   Any Shares issued to the Optionee, after exercise of the Option, as a dividend with respect to Unreleased Shares shall have the same status and bear the same legend as the Unreleased Shares and shall be held by the Escrow Agent, if the Unreleased Shares that such dividend is attributed to is being so held, unless otherwise determined by the Committee. In addition, notwithstanding any provision to the contrary herein, any dividends in the form of cash or other property (other than Shares) declared after the Option has been exercised with respect to Unreleased Shares acquired as a result of such exercise pursuant to this Agreement shall be held in escrow by the Committee until such time as the Unreleased Shares that such dividends are attributed to shall cease to be subject to the Non-Vested Shares Repurchase Right, and shall be distributed to the Optionee within 5 business days after the Unreleased Shares with respect to which the dividends were distributed are released from the Non-Vested Shares Repurchase Right. In the event that such Unreleased Shares are subsequently repurchased as a result of the Company’s exercise of the Non-Vested Shares Repurchase Right, the dividends attributable to such Unreleased Shares shall be forfeited and repaid to the Company.

10.                               Restrictive Covenants.  The benefits payable to an Optionee under this Agreement are subject to, and conditioned upon, the Optionee’s compliance with the provisions of this Section 10. For purposes of this Section 10, “Affiliate” means any Subsidiary and any other entity that controls, is controlled by, or is under common control with, the Company.

(a)                                 Intellectual Property.  “Inventions” means inventions, discoveries, concepts and ideas, whether patentable or not, concerning any present or prospective activities of the Company or any Affiliate with which Optionee becomes acquainted as a result of Optionee’s employment by the Company or any Affiliate. With respect to Inventions made or conceived by the Optionee, whether or not with the use or assistance of the Company’s or any Affiliate’s facilities, materials or personnel, either solely or jointly with others during Optionee’s employment by the Company or any Affiliate, without royalty or any other consideration to the Company or any Affiliate therefor:

(i)                                     Optionee shall fully and promptly disclose to the Company all Inventions (as defined below) which Optionee may conceive or make, alone or with others, during the period of the Optionee’s employment with the Company or any Affiliate, whether or not during working hours, or within ninety (90) days after the date on which the Optionee ceases to be an employee of the Company or any Affiliates, which relates to, results from or is suggested by: (1) activities of the Company or any Affiliate; (2) the Company’s or any Affiliate’s industry; (3) any Proprietary Information of the Company or any Affiliate; or (4) any work Optionee may have done or may do for the Company or any Affiliate;

(ii)                                  All Inventions shall be the sole property of the Company or any Affiliate and their assigns, as applicable, and the Company or any Affiliate and their assigns, shall be the sole owner of all patents, copyrights, trademarks, and other rights in connection therewith. Optionee assigns and agrees to assign to the Company or its designee all of rights, title and interest to all Inventions, and to applications for United States and foreign letters patent and United States and foreign letters patent granted upon such Inventions and to all copyrightable material, trademarks and other rights, related thereto and if subject to copyright protection, shall be deemed a work-made-for-hire prepared by an employee within the scope of her employment under the U.S. Copyright Act of 1976, 17 U.S.C. Section 101, et seq., as amended, or such other U.S. copyright statute in force at the time the work is created;

(iii)                               Optionee agrees, upon request of the Company, to at all times do such acts, such as giving testimony in support of Optionee’s inventorship, and to execute and deliver promptly to the Company such papers, instruments and documents, without expense to Optionee as from time to time may be necessary or useful in the Company’s opinion to apply for, secure, maintain, reissue, extend or defend the Company’s or any Affiliate’s worldwide rights in the Inventions and to all copyrightable material, trademarks and other rights, related thereto or in any or all United States letters patent and in any and all letters patent in any country foreign to the United States, so as to secure to the Company or its Affiliates the full benefits of the Inventions or discoveries and otherwise to carry into full force and effect the text and the intent of the assignment set out in clause (ii) above.

(iv)                              Optionee’s obligations to assist the Company or its Affiliates in obtaining and enforcing patents, copyrights, trademarks, and other rights and protections relating to such inventions in any and all countries shall continue beyond the termination of the term of the Optionee’s employment by the Company or any of its Affiliates. In the event the Company or any Affiliates are unable, after reasonable effort to secure Optionee’s signature on any document or documents needed to apply for or prosecute any patent, copyright, or other right or protection relating to any invention, for any reason whatsoever, Optionee irrevocably designates and appoints the Company and its Affiliates and their duly authorized officers and agents as Optionee’s agent and attorney-in-fact, to act for and on Optionee’s behalf to execute and file any such application or applications and to do all other lawfully permitted acts as to further the prosecution and issuance of patents, copyrights, or similar protections thereon with the same legal force and effect as if executed by Optionee, and Optionee ratifies, affirms, and approves all such lawfully permitted acts accordingly.

(v)                                 To the extent any copyright prepared by Optionee for the Company of any of its Affiliates hereunder is not deemed to be a work-for-hire by a court of competent jurisdiction, Optionee hereby irrevocably assigns, effective as of the date of creation of all or any part of such copyright, all worldwide right, title and interest in and to such copyright to the Company and its Affiliates, and Optionee hereby agrees to and warrants waiver of any and all moral rights in the copyright to the extent allowed by law. With respect to any other rights, title or interest in the copyright, including without limitation all other copyrights, Optionee hereby irrevocably assigns all worldwide right, title and interest in and to such copyright to the Company and its Affiliates. In the event that any such copyright, or the rights therein, cannot be assigned under applicable law in any jurisdiction, Optionee hereby grants to the Company and its Affiliates an exclusive, irrevocable, perpetual, worldwide, royalty-free license (with the right to sublicense through one or multiple sublicensees and through multiple tiers of sublicensees without royalty to Optionee) in such jurisdictions to make, sell, use, reproduce, distribute, create derivative copyright of, publicly perform, publicly display and perform, and exploit such copyright in any media or manner now known or hereafter known. Optionee agrees that he will execute any and all documents, assignments, licenses or other instruments, affidavits, or certificates required or requested by the Company or any of its Affiliates for the purpose of implementing Optionee’s obligations under this Section 10.

(b)                                 Confidential And Proprietary Information.

(i)                                     By virtue of his employment with the Company or any Affiliate, Optionee has and will continue to have access to Confidential and Proprietary Information that has great value to the Company and its Affiliates. “Confidential and Proprietary Information” means any and all information that has or could have value or utility to Company or any of its Affiliates, whether or not reduced to written or other tangible form and all copies thereof, relating to the Company’s or any of its Affiliate’s private or proprietary matters, confidential matters or trade secrets. Confidential and Proprietary Information includes, but is not limited to, Inventions, information of a technical nature, such as research and development, methods, know-how, formulas, compositions, protocols, processes and techniques, machines, inventions, ideas, manufactured products, computer programs (including software and data used in all such programs), drawings, specifications, and business information concerning any products, customer and supplier lists, production, developments, costs, purchasing, pricing, profits, markets, sales, accounts, financing, expansions, and other information relating to the Company’s or any of its Affiliate’s business practices, strategies or policies, any other material or information related to the business or activities of the Company or any of its Affiliates which is not generally known to others engaged in similar business or activities, and any licensing or other business relationships or partnerships or joint ventures of the Company or any of its Affiliates or any such licensing or other business relationship or partnerships that the Company or any of its Affiliates is contemplating entering into. “Confidential and Proprietary Information” includes not only information disclosed by the Company or any of its Affiliates to Optionee, but also information developed or learned by Optionee during the course of or as a result of employment by the Company or any of its Affiliates (irrespective of whether such material is copyrighted or patented) which information shall be the property of the Company any of its Affiliates.

(ii)                                  Notwithstanding the foregoing, the term “Confidential and Proprietary Information” does not include, and Optionee shall not be restricted during or after his employment with the Company or any of its Affiliates from using any information, even if otherwise designated as “Confidential and Proprietary Information”: (a) which Optionee learned of other than in the course of his employment with the Company or any of its Affiliates; (b) which is obtainable from sources outside of the Company or any of its Affiliates, without breaching any contractual or other obligations; and (c) which otherwise exists in the public domain.

(iii)                               Optionee shall not, either during his employment by the Company or any of its Affiliates or at any time after termination of such employment, for whatever reason, impart or disclose any Confidential and Proprietary Information as defined and limited by Section 10(b)(i) to any person, firm or entity other than the Company or any of its Affiliates, or use any of such Confidential and Proprietary Information, directly or indirectly, for his own benefit or for the benefit of any person, firm or entity other than the Company or any of its Affiliates. The Optionee hereby acknowledges that the items included within the definition of Confidential and Proprietary Information in Section 10(b)(i) are valuable assets of the Company and its Affiliates and that the Company and its Affiliates have a legitimate business interest in protecting such Confidential and Proprietary Information.

(iv)                              Notwithstanding the foregoing, nothing herein shall be deemed to restrict the Optionee from disclosing Confidential Information as required to perform his duties with respect to the Company or to the extent required by law. If any person or authority makes a demand on the Optionee purporting to legally compel him to divulge any Confidential Information, the Optionee immediately shall give notice of the demand to the Company so that the Company may first assess whether to challenge the demand prior to the Optionee’s divulging of such Confidential Information. The Optionee shall not divulge such Confidential Information until the Company either has concluded not to challenge the demand, or has exhausted its challenge, including appeals, if any.

(c)                                  Unfair Competition.

(i)                                     The Optionee shall not, while employed by the Company or any of its Affiliates and for the twelve (12) months period immediately after the date on which he first no longer is employed by the Company or any of its Affiliates, directly or indirectly, take or contract to take a management, advisory, operational, sales, employment or ownership position with, or control of: (1) any individual or entity with which the Company or any of its Affiliates is a joint venture partner or with which the Company or any of its Affiliates is negotiating to become a joint venture partner, including but not limited to API vendors (but not including the Company’s or any Affiliate’s attorneys or accountants); or (2) a business engaged in the licensing, development, formulation, testing, manufacturing, marketing, distribution or sale of pharmaceutical products (including, without limitation, generic drug products, whether prescription or otherwise) of any product which, at the time the Optionee first is no longer employed by the Company or any of its Affiliates, the Optionee was working on or was, prior to cessation of employment projected by the Company or any of its Affiliates to work on within one year (a “Competing Product”); provided, however, that the Optionee shall not be precluded from being employed by or otherwise associated with a business that engages in any of the foregoing activities as long as the Optionee has no direct or indirect responsibilities or involvement in such activities and the Optionee does not breach any of the covenants in Sections 10(a) or 10(b), or otherwise breach any of the covenants in this Section 10(c). At the time of termination, Optionee shall in good faith cooperate with the Company or any of its Affiliates to devise a list of such partners and products.

(ii)           The Optionee shall not, while employed by the Company or any of its Affiliates and for the period of twenty-four (24) months immediately following the date on which he or she first no longer is employed by the Company or any of its Affiliates, solicit any person or business who or which is a supplier, customer or client of the Company or any Affiliates, on behalf of a competitive business described in 10(c)(1) above, or inducing any such person or business to terminate, reduce or otherwise alter to the detriment of the Company or any of its Affiliates their business with the Company or any of its Affiliates.

(iii)          The Optionee shall not, while employed by the Company or any of its Affiliates, and for the period of twenty-four (24) months that immediately follows the date on which he or she first is no longer employed by the Company or any Affiliate, induce or attempt to persuade any employee of the Company or any of its Affiliates, to terminate his or her employment relationship, or offering employment to any employee of the Company, or any of its Affiliates on behalf of any person or entity other than the Company or any of its Affiliates.

(d)           Return of Company Property.  Optionee agrees that all of the Intellectual Property and Confidential and Proprietary Information of the Company and its Affiliates, including, without limitation, records, designs, patents, business plans, financial statements, manuals, correspondence, reports, charts, advertising materials, memoranda, customer lists and other property including copies thereof which Optionee delivers to or which is compiled by Optionee by or on behalf of the Company or any of its Affiliates, which pertain to the business, activities or future plans of the Company or any of its Affiliates, shall be and remain the property of the Company and its Affiliates, and be subject at all times to the Company’s and its Affiliates’ discretion and control and shall be, upon termination of Optionee’s employment with the Company or its Affiliates, collected by Optionee and delivered promptly to the Company or its Affiliates without request by the Company or any Affiliate.

(e)           Injunctive Relief.  The Optionee further recognizes and agrees that any violation of the covenants in Section 10 would cause such damage or injury to the Company and its Affiliates as would be irreparable and the exact amount of damage would be impossible to ascertain; therefore, Optionee agrees that as an exception to Section 10(a), the Company shall be entitled to seek injunctive relief from any court of competent jurisdiction restraining any further violations of Section 10. Such right to seek an injunction shall be cumulative and in addition to, and not in limitation of, any other rights and remedies that the Company or any of its Affiliates may have in equity or at law.

11.          Restrictions While Stock is Not Registered.

(a)           Restricted Shares.  Any Shares acquired upon exercise of the Option specified in Section 1 and (i) all shares of the Company’s capital stock received as a dividend or other distribution upon such shares, and (ii) all shares of capital stock or other securities of the Company into which such shares may be changed or for which such shares shall be exchanged, whether through reorganization, recapitalization, stock split-ups or the like, shall be subject to the provisions of this Section 11 at all times, and only at those times, that Shares are not registered under the Securities Act of 1933, as amended or are otherwise restricted under the Preferred Stock Agreements (such times during which the Shares are not so registered or are otherwise restricted under the Preferred Stock Agreements sometimes hereinafter being referred to as the “Restricted Period”) and are during the Restricted Period hereinafter referred to as “Restricted Securities.”

(b)           No Sale or Pledge of Restricted Securities. Except as otherwise provided herein, the Optionee agrees and covenants that during the Restricted Period he or she shall not sell, pledge, encumber or otherwise transfer or dispose of, and shall not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as “transfers”), all or any portion of the Restricted Securities or any interest therein except in accordance with and subject to the terms of this Section 11 and the Preferred Stock Agreements.

(c)           Involuntary Transfer Repurchase Option.  Whenever, during the Restricted Period, the Optionee has any notice or knowledge of any attempted, pending, or consummated involuntary transfer or lien or charge upon any of the Restricted Securities, whether by operation of law or otherwise, the Optionee shall give immediate written notice thereof to the Company. Whenever the Company has any other notice or knowledge of any such attempted, impending, or consummated involuntary transfer, lien, or charge, it shall give written notice thereof to the Optionee. In either case, the Optionee agrees to disclose forthwith to the Company all pertinent information in his possession relating thereto. If during the Restricted Period any of the Restricted Securities are subjected to any such involuntary transfer, lien, or charge, the Company and its designated purchaser shall at all times have the immediate and continuing option to purchase such of the Restricted Securities upon notice by the Company to the Optionee or other record holder at a price and on terms determined according to Section 11(d) below, and any of the Restricted Securities so purchased by the Company or its designated purchaser shall in every case be free and clear of such transfer, lien, or charge.

(d)           Repurchase Price.  For purposes of Sections 11(c) hereof, the per Share purchase price of Restricted Securities shall be an amount equal to the Fair Market Value of such Share, determined by the Committee as of any date determined by the Committee that is not more than one year prior to the date of the event giving rise to the Company’s right to purchase such Restricted Securities. Any determination of Fair Market Value made by the Committee shall be binding and conclusive on all parties unless shown to have been made in an arbitrary and capricious manner The purchase price shall, at the option of the Company, be payable in cash or in the form of the Company’s promissory note payable in up to three equal annual installments commencing 12 months after the acquisition by the Company (the “Restricted Share Acquisition Date”) of the Restricted Securities, together with interest on the unpaid balance thereof at the rate equal to the prime rate of interest as published in the Wall Street Journal on the Restricted Share Acquisition Date.

(e)           Limitation on Transfers of Shares Subject to Non-Vested Shares Repurchase Right.  Nothing in this Section 11 shall authorize or permit the Optionee to sell or otherwise transfer any Shares that then are subject to the Company’s Non-Vested Shares Repurchase Right under Section 7 hereof, other than to the Company or its designee pursuant to Section 7 hereof, or with the consent of the Committee pursuant to Section 12 hereof.

(f)            Legends.  The certificate or certificates representing any Restricted Securities acquired pursuant to the exercise of this Option prior to the last day of the Restricted Period shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws and any other such legends that the Board or Committee shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL AND REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A NON-QUALIFIED STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.

12.          Amendment, Modification & Assignment; Transferability.

(a)           This Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Committee, in its sole discretion, this Agreement (and the Optionee’s rights hereunder) may not be assigned, and the obligations of the Optionee hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on the Optionee and his heirs and legal representatives and on the successors and assigns of the Company.

(b)           Unless otherwise determined by the Committee, neither the Option nor any Unreleased Shares granted hereby may be transferred otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee, or the Optionee’s guardian or legal representative. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option or any

Unreleased Shares other than in accordance with the Preferred Stock Agreements, or in the event of any levy upon the Option or any Unreleased Shares by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option or any Unreleased Shares shall immediately become null and void.

13.          No Rights of Stockholders.  Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any Shares purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

14.          Arbitration.  Optionee agrees that any and all disputes relating to this Agreement shall be settled by arbitration held in the State of New Jersey, County of Bergen, before the American Arbitration Association (“AAA”), in accordance with the AAA’s Employment Dispute Rules, and judgment upon the award by the arbitrator(s) may be entered in any state or federal court of the State of New Jersey having jurisdiction thereof. Optionee agrees to stipulate, upon request by the Company, to expedited hearing procedures for such arbitration. Optionee further acknowledges that this agreement to arbitrate amounts to a waiver of his right to a jury trial in a court of competent jurisdiction. This Section shall not be deemed a waiver of the Company’s right to seek injunctive relief in a Court of law or equity as provided for in Section 10(e) of this Agreement.

15.          No Right to Continued Employment.  Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

16.          Law Governing.  This Agreement shall be governed in accordance with and governed by the internal laws of the State of New Jersey.

17.          Interpretation /Provisions of Plan Control.  This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all of the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement, unless shown to have been made in an arbitrary and capricious manner.

18.          Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, or sent by confirmed facsimile transmission, in the case of the Company, to the following address, to the attention of the Company’s President at 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677, or facsimile number                                     , or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

19.          Market Stand-Off Agreement.  In the event of an initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

20.          Optionee’s Representations.  In the event that the Company’s issuance of the Shares purchasable pursuant to the exercise of this Option has not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached to this Agreement as Exhibit B or in such other form as the Company may request.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the             day of               , 20    .

COMPANY:

EAGLE PHARMACEUTICALS, INC.

By:

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Option Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this Option subject to all of the terms and provisions of the Plan and the Option Agreement. The Optionee further represents that he or she has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement.

Dated:	OPTIONEE:

EXHIBIT A

COUNTERPART SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to join in and be bound by the terms and conditions of (i) the Amended and Restated Voting and Drag, Along Agreement dated as of April 11, 2013 to which Eagle Pharmaceuticals, Inc., a Delaware corporation (the “Company”), is a party, applicable to Common Holders (as defined therein), and (ii) the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of April 11, 2013 to which the Company is a party, applicable to Common Holders (as defined therein), and authorizes this signature page to be attached to the foregoing agreements or counterparts thereof.

Executed as of the date set forth below.

Dated:

[ ]

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

COMPANY :                        EAGLE PHARMACEUTICALS, INC.

SECURITY :

AMOUNT :

DATE :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

(a)           I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           I understand that the Company’s issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c)           I further understand that the Securities must be held indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.

(d)           I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e)           I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Signature of Purchaser:

Date: